Exhibit 99.7

INVESTOR 2019 DAY

WINNING IN CEDRIC PROUVÉ GROUP PRESIDENT, INTERNATIONAL EMERGING MARKETS

WE ARE PIONEERS IN PRESTIGE BEAUTY IN EMERGING MARKETS

15+ CHINA AND EMERGING MARKETS WELL DIVERSIFIED PRESENCE IN EMERGING MARKETS 10000 LOCAL EMPLOYEES

#1 IN PRESTIGE BEAUTY IN MORE THAN 10 COUNTRIES DEMONSTRATED MARKET LEADERSHIP AROUND THE WORLD Sources: NPD (Mexico), Segmenta (Brazil, Colombia, Peru), Beauté Research (Thailand), Euromonitor (Malaysia, Philippines, Hungary, South Africa), ELC Affiliate Analysis (India, Turkey, CEN-Poland)

OUR RESULTS SHOW WE ARE WINNING WITHIN PRESTIGE BEAUTY >15% CAGR OF TOTAL ELC SALES NET SALES OF TOTAL ELC SALES FY08 FY18 $2B INCREMENTAL ~18% ~9%

AMPLIFYING SALES AND AWARENESS THROUGH TRAVEL CORRID ORS Outbound International Travel 2019 Estimate RUSSIANS 31M CHINESE 92M EMIRATES 10M SAUDIS 8M INDIANS 42M BRAZILIANS 11M SOUTH AFRICANS 4M Source: Air4casts

AFRICANS 4M RUSSIANS 31M BRAZILIANS 11M EMIRATES 10M SAUDIS 8M CHINESE 92M INDIANS 42M THROUGH TRAVEL CORRIDORS AMPLIFYING SALES AND AWARENESS Outbound International Travel 2019 Estimate Source: Air4casts

WE HAVE A CLEAR PATH TO SUCCESS CONSUMER-CENTRIC OFFERING INVESTING LOCAL TALENT OPTIMIZED CHANNEL MIX SOURCING FROM MASS IN

CHINA IS EXPECTED TO DRIVE 25% OF GLOBAL PRESTIGE BEAUTY GROWTH OTHER EMERGING CMHAIRNKAETS ~25% OF GLOBAL PRESTIGE BEA UTYY GROWTH Source: ELC Analysis

EQUAL GROWTH IS EXPECTED FROM ALL OTHER EMERGING MARKETS OTHER EMERGING MARKETS CHINA ~25% ~25% OF GLOBAL PRESTIGE BEAUTY GROWTH OF GLOBAL PRESTIGE BEAUTY GROWTH Source: ELC Analysis

KEY DRIVERS OF GROWTH EMERGING WOMEN’S INCREASED SPENDING POWER TRADING UP TO PRESTIGE MIDDLE CLASS CONSUMERS

To p 5 middle-class populations in 2028 +307M Growth vs. 2018 +64M +14M CHINA US INDIA JAPAN BRAZIL Source: Global Demographics 723M +27M 345M 183M +2M 129M 89M

KEY DRIVERS OF GROWTH WOMEN’S INCREASED SPENDING POWER ACCESS TO EDUCATION PARTICIPATION TO LABOR FORCE INCREASED FINANCIAL AUTONOMY

KEY DRIVERS OF GROWTH TRADING UP TO PRESTIGE Beauty Market 2017 Penetration Incremental Prestige Beauty Market Size Emerging Increased Women Mass 60% Middle Class Consumer 74% Spen9d4%ing Po9w4%er Prestige 40% 26% 6% INDIA US CHINA BRAZIL Source: Euromonitor, 2017 Trading up to Prestige +$4.5B +$1.2B 26% 10% 6%

WE ARE BUILDING ON OUR SUCCESS

WE ARE BUILDING ON OUR SUCCESS SUPERIOR LO CAL RELEVANCE CONSUMER OBSESSION WINNING CATEGORIES LOCALLY RELEVANT COMMUNICATION TAILORED EXECUTION

ARE BUILDING ON OUR SUCCESS LEVERAGING OUR BRAND PORTFOLIO China 10 WE Number US India Brazil of brands currently distributed 25+ 15 9

EXPANDING OUR GEO GRAPHIC COVERAGE Number of cities currently covered 2 10 18 21 BO OSTED BY ONLINE India 95 0+ CITIES

OUR BUSINESS MODEL IS HIGHLY SCALABLE WINNING MODEL BEST LOCAL TALENT & EMPLOYER OF CHOICE PROFITABLE & ACCRETIVE

OUR BUSINESS MODEL IS HIGHLY SCALABLE WINNING MODEL BEST LOCAL TALENT PROFITABLE & ACCRETIVE & EMPLOYER OF CHOICE

INVESTOR 2019 DAY

EMERGING MARKETS OPPORTUNITY JOY FAN CHINA, SECOND HOME MARKET SENIOR VICE PRESIDENT, GENERAL MANAGER, CHINA

25% share of prestige beauty market in DS/FSS in FY18 +0.7% vs. last year 40%+ net sales in FY18 ELC CHINA: A WINNING STORY 550+ Cover the doors in 120+ STELLAR RESULTS cities other 500+ cities via online Highly productive doors Like-door sales double-digit growth Sources: ELC Internal Data; Beaute Research, average panel share Q3 2017-Q2 2018

ELC CHINA: A WINNING STORY STRATEGIC ENABLERS

STRATEGIC ENABLERS INNOVATING WITH LO CAL RELEVANCE ASIA INNOVATION CENTRE (SHANGHAI) LOCALLY FORMULATED INNOVATION ESTÉE LAUDER MICRO ESSENCE SKIN ACTIVATING TREATMENT LOTION FRESH WITH SAKURA FERMENT Formulated in Asia for Asian skin Key ingredients from Asia • •

STRATEGIC ENABLERS SOCIAL &DIGITAL MARKETING EXCELLENCE TOTAL FOLLOWERS OF ELC SOCIAL ACCOUNTS: 45M TOTAL ENGAGEMENT CAMPAIGNS (CY18): 112M OF WEIBO

STRATEGIC ENABLERS SUPERIOR EXECUTION CAPABILITIES JO MALONE (KUNMING PARKSON STORE) TOM FORD (SHANGHAI XINTIANDI STORE)

STRATEGIC ENABLERS E-COMMERCE LEADERSHIP

STRATEGIC ENABLERS BEST EMPLOYER FULLY LO CALIZED ~6500 employees in China, 99% are Chinese Over 80% of our employees are women. In senior positions, • over half are women • China Top Employer every year since 2015, Best Employer for Women in 2016 • Source: Top Employers Institute

WE ARE AT THE FOREFRONT OF CHINA’S LEADING ED GE RETAIL LANDSCAPE

LEAD IN CHINA’S VIBRANT BRICK & MORTAR RETAIL DEPARTMENT STORES More modern than Western markets • Optimize assortment to recruit young consumers • Renovate to offer mall-like experience •

LEAD IN CHINA’S VIBRANT BRICK & MORTAR RETAIL FREE STANDING STORES Best image-building channel • Lifestyle destination •

WE ARE AT THE FOREFRONT OF CHINA’S LEADING EDGE RETAIL LANDSCAPE ONLINE AS OUR KEY PLATFORM FOR BRAND BUILDING Building brand equity • Massive recruitment tool • Best shopping experience • Seamless high-touch services •

WE ARE AT THE FOREFRONT OF CHINA’S LEADING EDGE RETAIL LANDSCAPE ACTIVELY PILOT CHINA’S NEW RETAIL REVOLUTION

HUGE UNTAPPED MARKET POTENTIAL POTENTIAL TO GROW PENETRATION OF PRESTIGE BEAUTY LARGE MIDDLE CLASS QUICKLY TRADING UP YOUNG GENERATIONS ARE SPENDING MUCH MORE MOST FINANCIALLY INDEPENDENT WOMEN IN THE WORLD

MARKET POTENTIAL MIDDLE CLASS YOUNG GENERATIONS ARE SPENDING MOST FINANCIALLY INDEPENDENT WOMEN TRADING UP RLD HUGE UNTAPPED POTENTIAL TOLARGE GROW PENETRATION QUICKLY OF PRESTIGE BEAUTY MUCH MOREIN THE WO

HUGE UNTAPPED MARKET POTENTIAL POTENTIAL TO GROW PENETRATION OF PRESTIGE BEAUTY tion of prestige beauty 2017 Penetra MASS PRESTIGE Source: Euromonitor, Beaut 74% 57% 51% 49% 43% 26% China y and Personal Care Japan Korea

HUGE UNTAPPED MARKET POTENTIAL YOUNG GENERATIONS ARE SPENDING MUCH MORE Luxury consumers a generation younger Young generation spending more on beauty Average annual spending of prestige beauty users Average age of luxury consumers China Europe US Young (<30 y.o) Older (30+ y.o) Sources: BCG x Tencent; Reuters; Secoo 2017 China Luxury E-Commerce Report; Kantar Beauty Panel 45 40 28 $188 $145

TENTIAL MOST FINANCIALLY INDEPENDENT WOMEN IN THE WORLD Labor force participation rate, female 2018 HUGE UNTAPPED MARKET PO 61% 56% 55% 50% 50% 48% ChinaUKUSFrance Japan Source: The World Bank World

MORE TO EXPECT FOR THE FUTURE OF ELC CHINA BRAND PORTFOLIO EXPANSION GEOGRAPHIC EXPANSION RECRUIT YOUNG CONSUMERS AND CULTIVATE FOR LIFE

MORE TO EXPECT FOR THE FUTURE OF ELC CHINA BRAND PORTFOLIO EXPANSION Premium Price Point Classic Lifestyle Progressive Lifestyle Entry Price Point

MORE TO EXPECT FOR THE FUTURE OF ELC CHINA Classic Lifestyle Premium Price Point Entry Price Point Progressive Lifestyle

MORE TO EXPECT FOR THE FUTURE OF ELC CHINA Classic Lifestyle Premium Price Point Entry Price Point Progressive Lifestyle

MORE TO EXPECT FOR THE FUTURE OF ELC CHINA BRAND PORTFOLIO EXPANSION Premium Price Point Classic Lifestyle Progressive Lifestyle Entry Price Point

MORE TO EXPECT FOR THE FUTURE OF ELC CHINA GEO GRAPHIC EXPANSION CITIES COVERED BY B&M CITIES COVERED ONLY VIA ONLINE

MORE TO EXPECT FOR THE FUTURE OF ELC CHINA RECRUIT YOUNG CONSUMERS AND verage age of ELC OLD active consumers 32 30 YEARS 0 MAC Tom Ford Estée Lauder La Mer A CULTIVATE FOR LIFE 24 16 8 Source: ELC Internal Data

FORWARD-LOOKING INFORMATION AND NON-GAAP DISCLOSURES Statements in the Investor Day presentations, including remarks by the CEO and other members of management, may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may address our expectations regarding sales, earnings or other future financial performance and liquidity, product introductions, entry into new geographic regions, information technology initiatives, new methods of sale, our long-term strategy, restructuring and other charges and resulting cost savings, and future operations or operating results. These statements may contain words like “expect,” “will,” “will likely result,” “would,” “believe,” “estimate,” “planned,” “plans,” “intends,” “may,” “should,” “could,” “anticipate,” “estimate,” “project,” “projected,” “forecast,” and “forecasted” or similar expressions. Factors that could cause actual results to differ materially from our forward-looking statements are described in our Investor Day materials as well as the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2018. The Company assumes no responsibility to update forward-looking statements made herein or otherwise. Our Investor Day materials also include non-GAAP financial measures. We use certain non-GAAP financial measures, among other financial measures, to evaluate our operating performance, which represent the manner in which we conduct and view our business. Management believes that excluding certain items that are not comparable from period to period, or do not reflect our underlying ongoing business, provides transparency for such items and helps investors and others compare and analyze operating performance from period to period. Our non-GAAP financial measures may not be comparable to similarly titled measures used by, or determined in a manner consistent with, other companies. While we consider the non-GAAP measures useful in analyzing our results, they are not intended to replace, or act as a substitute for, any presentation included in the consolidated financial statements prepared in conformity with U.S. GAAP. Information about GAAP and non-GAAP financial measures, including reconciliation information, is included in our Investor Day materials as well as on the Investors area of the Company’s website, www.elcompanies.com, under the heading “GAAP Reconciliation.”